UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

CITY NATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in charter)

State of New Jersey	0-11535	22-2434751
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

900 Broad Street, Newark, New Jersey		07102
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (973) 624-0865

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Veronica T. Gilbert, Senior Vice President of City National Bank of New Jersey (the “Bank”), a wholly-owned national banking subsidiary of City National Bancshares Corporation, resigned from her office and employment with the Bank effective March 6, 2009.  Ms. Gilbert served the Bank since 1999 as a senior vice president in charge of retail banking and is returning to the Office of the Comptroller of the Currency where she served as a Bank Examiner and Field Office Analyst for 12 years prior to her tenure with the Bank.  Her duties with the Bank have been assumed by various other executives of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL BANCSHARES CORPORATION

Date: March 20, 2009	By:	/s/ Edward R. Wright
Edward R. Wright
Senior Vice President and Chief Financial Officer